Equitable Life Insurance Company of Iowa
                         Balance Sheet - Statutory Basis
--------------------------------------------------------------------------------

                                                                                   September 30,
                                                                                       2003
                                                                                  --------------
                                                                                  (In Thousands)


Admitted assets
Cash and invested assets:
    Bonds                                                                          $  3,658,954
    Preferred stocks                                                                        441
    Common stocks                                                                     1,232,540
    Mortgage loans                                                                      950,456
    Real Estate                                                                           2,968
    Policy loans                                                                        127,934
    Other invested assets                                                               251,805
    Cash and short-term investments                                                     149,468
                                                                                  --------------
Total cash and invested assets                                                        6,374,566

Deferred and uncollected premiums                                                         4,954
Accrued investment income                                                                48,458
Reinsurance balances recoverable                                                          5,797
Data processing equipment                                                                    92
Indebtedness from related parties                                                        34,330
Federal income tax recoverable                                                           19,328
Separate account assets                                                                 980,432
Other assets                                                                            376,094
                                                                                  --------------
Total admitted assets                                                              $  7,844,051
                                                                                  ==============
Liabilities and capital and surplus
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                                                       4,639,169
      Deposit type contracts                                                            620,616
      Policyholders' funds                                                                  301
      Dividend payable                                                                   16,935
      Unpaid claims                                                                       3,445
                                                                                  --------------
    Total policy and contract liabilities                                             5,280,466

    Accounts payable and accrued expenses                                                28,110
    Indebtedness to related parties                                                      50,703
    Interest maintenance reserve                                                         25,466
    Asset valuation reserve                                                              33,398
    Borrowed money                                                                      207,767
    Other liabilities                                                                    65,941
    Separate account liabilities                                                        980,432
                                                                                  --------------
Total liabilities                                                                     6,672,283

Capital and surplus:
    Common stock                                                                          5,000
    Additional paid-in capital                                                        1,236,632
    Unassigned surplus                                                                  (69,864)

Total capital and surplus                                                             1,171,768
                                                                                  --------------
Total liabilities and capital and surplus                                          $  7,844,051
                                                                                  ==============

                    Equitable Life Insurance Company of Iowa
                   Statements of Operations - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                       2003             2002
                                                                                  --------------   --------------
                                                                                           (In Thousands)


Premiums and other revenues:
    Life, annuity, and accident and health premiums                                $  1,465,594     $  1,459,082
    Policy proceeds and dividends left on deposit                                         1,615            1,528
    Net investment income                                                               219,545          159,853
    Amortization of interest maintenance reserve                                         (1,996)          (1,694)
    Commissions, expense allowances and reserve adjustments
      on reinsurance ceded                                                                   56              393
    Other income                                                                         13,255           24,526
                                                                                  --------------   --------------
Total premiums and other revenues                                                     1,698,069        1,643,688

Benefits paid or provided:
    Death benefits                                                                       33,945           33,338
    Annuity benefits                                                                     85,821          100,014
    Surrender benefits                                                                  512,112          500,073
    Interest on policy or contract funds                                                  7,410            4,897
    Other benefits                                                                          121            1,469
    Life contract withdrawals                                                             4,608            4,625
    Change in life, annuity, and accident and health reserves                           344,825          410,507
    Net transfers to separate accounts                                                  (95,353)        (100,078)
                                                                                  --------------   --------------
Total benefits paid or provided                                                         893,489          954,845

Insurance expenses:
    Commissions                                                                         128,805          118,638
    General expenses                                                                     41,281           36,435
    Insurance taxes, licenses and fees, excluding
      federal income taxes                                                                1,933            3,201
    Other                                                                               629,060          598,866
                                                                                  --------------   --------------

Total insurance expenses                                                                801,079          757,140
                                                                                  --------------   --------------
Gain (loss) from operations before policyholder dividends,
  federal income taxes and net realized capital losses                                    3,501          (68,298)

Dividends to policyholders                                                                9,272           17,618
                                                                                  --------------   --------------

Gain (loss) from operations before federal income taxes
  and net realized capital losses                                                        (5,771)         (85,916)

Federal income taxes                                                                     (2,842)          27,581
                                                                                  --------------   --------------
Gain from operations before net realized capital losses                                  (2,929)        (113,497)
Net realized capital gains or (losses), net of income
  taxes 2003 - $3,633; 2002 - $(6,927) and excluding net
  transfers to the interest maintenance reserve 2003- $4,307; 2002- $1,856              (17,564)         (19,005)
                                                                                  --------------   --------------
Net income (loss)                                                                  $    (20,493)    $   (132,502)
                                                                                  ==============   ==============

                    Equitable Life Insurance Company of Iowa
         Statements of Changes in Capital and Surplus - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                       2003             2002
                                                                                  --------------   --------------
                                                                                           (In Thousands)

Common stock:
    Balance at beginning and end of year                                           $      5,000     $      5,000

Paid-in and contributed surplus:
    Balance at beginning of year                                                      1,236,632          721,632
    Capital contributions                                                                     -          195,000
                                                                                  --------------   --------------
    Balance at end of year                                                            1,236,632          916,632

Unassigned surplus:
    Balance at beginning of year                                                        (97,422)         329,096
    Net income                                                                          (20,493)        (132,502)
    Change in net unrealized capital gains or losses                                     54,643         (297,737)
    Change in nonadmitted assets                                                        (12,433)          20,696
    Change in asset valuation reserve                                                    (7,274)           4,783
    Change in net deferred income tax                                                    13,115          (10,971)
                                                                                  --------------   --------------
    Balance at end of year                                                              (69,864)         (86,635)

Total capital and surplus                                                          $  1,171,768     $    834,997
                                                                                  ==============   ==============

                    Equitable Life Insurance Company of Iowa
                   Statements of Cash Flows - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                       2003             2002
                                                                                  --------------   --------------
                                                                                           (In Thousands)


Operations
Premiums, policy proceeds, and other considerations
    received, net of reinsurance paid                                              $  1,462,703     $  1,450,381
Net investment income received                                                          263,891          254,823
Commission and expense allowances received on reinsurance ceded                               -              393
Benefits paid                                                                          (729,890)        (643,942)
Net transfers to separate accounts                                                       98,088          114,056
Insurance expenses paid                                                                (778,614)        (151,228)
Dividends paid to policyholders                                                         (15,966)         (17,942)
Federal income taxes (paid) received                                                     28,915          (57,692)
Net other (expenses) revenues                                                            14,300         (573,936)
                                                                                  --------------   --------------
Net cash provided by operations
                                                                                        343,427          374,913
Investments
Proceeds from sales, maturities, or repayments of investments:
    Bonds                                                                             3,039,822        2,688,381
    Stocks                                                                                    -              357
    Mortgage loans                                                                      132,417           66,595
    Real estate                                                                             750              491
    Other invested assets                                                                   828           52,576
    Miscellaneous proceeds                                                               66,555          (20,336)
    Net gains or (losses) on cash and short-term investments                               (169)               -
    Net tax on capital gains                                                                  -            6,927
                                                                                  --------------   --------------
Net proceeds from sales, maturities, or repayments of investments                     3,240,203        2,794,991

Cost of investments acquired:
    Bonds                                                                             3,535,481        3,147,911
    Preferred stocks                                                                    246,024          245,192
    Mortgage loans                                                                      218,253           51,840
    Other invested assets                                                                   460              804
    Miscellaneous applications                                                           73,382           28,163
                                                                                  --------------   --------------
Total cost of investments acquired                                                    4,073,600        3,473,910
Net increase (decrease)  in policy loans                                                  2,857           (9,373)
                                                                                  --------------   --------------
Net cash used in investment activities                                                 (830,540)        (669,546)

Financing and miscellaneous activities Cash provided (used):
    Capital and surplus paid-in                                                               -          195,000
    Borrowed money                                                                       58,771           48,416
    Net deposits on deposit-type contract funds                                         430,415             (822)
    Other sources                                                                       119,393           12,406
                                                                                  --------------   --------------
Net cash provided by financing and miscellaneous activities                             608,579          255,000

Net change in cash and short-term investments                                           121,466          (39,633)
Cash and short-term investments:
    Beginning of year                                                                    28,002           85,403
                                                                                  --------------   --------------
    End of year                                                                    $    149,468     $     45,770
                                                                                  ==============   ==============